MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.

Supplement dated July 7, 2006 to the
Prospectus dated July 13, 2005

Effective immediately, the following changes will be made to the Prospectus of Merrill Lynch Global Technology Fund, Inc. (the "Fund").

The section in the prospectus captioned "About the Portfolio Managers" appearing on page 11 is amended as follows:

The description of the Fund's portfolio manager is deleted and the following description is inserted below the heading:

Dominic Vignola is the Fund's portfolio manager and is responsible for the day-to-day management of the Fund.

In addition, the section captioned "Management of the Fund - Merrill Lynch Investment Managers, L.P." appearing on page 45 of the Fund's Prospectus is amended as follows:

The description of the Fund's portfolio management team is deleted and replaced with the following description:

Dominic Vignola is the Fund's portfolio manager and is primarily responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. He has been the Fund's portfolio manager since 2006 and was the Fund's co-portfolio manager from 2004 to 2006. Mr. Vignola has been a Vice President of Merrill Lynch Investment Managers ("MLIM") and a member of MLIM's Global Technology team since 2000. Prior to joining MLIM, Mr. Vignola was a technology sector analyst for Deutsche Asset Management. For more information about the portfolio manager's compensation, other accounts he manages and his ownership of Fund shares, please see the Statement of Additional Information.




Code # 19027-0705SUP